Exhibit 31.3

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kunwar Shailubhai, certify that:

1.	I have reviewed this Amendment No. 1 to Form 10-K/A of Rasna Therapeutics, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: June 30, 2017

/s/ Kunwar Shailubhai
Name: Kunwar Shailubhai Title: Chief Executive Officer (Principal Executive Officer)